Risks and Uncertainties	12 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
Risks and Uncertainties

(17) Risks and Uncertainties

Credit risk

Our assets that potentially subject to a significant concentration of credit risk primarily consist of cash and accounts receivable.

We believe there is no significant credit risk associated with cash in Hong Kong, which was held by reputable financial institutions in Hong Kong. The Hong Kong Deposit Protection Board pays compensation up to US$63,695 (equivalent to HK$500,000) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2025, cash balance of US$7,193,377 (HK$56,467,071) was maintained at financial institutions in Hong Kong and approximately US$63,695 (HK$500,000) was insured by the Hong Kong Deposit Protection Board.

We believe there is no significant credit risk associated with cash in the PRC, which was held by reputable financial institutions in PRC. The People’s Bank of China pays up to US$69,763 (RMB500,000) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2025, cash balance of US$3,056,336 (RMB$21,905,252) was maintained at financial institutions in PRC and approximately US$69,763 (RMB500,000) was insured by The People’s Bank of China.

We believe there is no significant credit risk associated with cash in Vietnam, which was held by reputable financial institutions in Vietnam. The Deposit insurance of Vietnam pays up to US$4,789 (VND 125,000,000) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2025, cash balance of US$527,348 (VND13,765,476,355) was maintained at financial institutions in Vietnam and approximately US$4,789 (VND 125,000,000) was insured by The Deposit Insurance of Vietnam.

We designed credit policies with an objective to minimize their exposure to credit risk. Our accounts receivable is short term in nature and the associated risk is minimal. We conduct credit evaluations on our clients and generally do not require collateral or other security from such clients. We periodically evaluate the creditworthiness of the existing clients in determining an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific clients.

We are also exposed to risk from other receivables. These assets are subjected to credit evaluations. An allowance, where applicable, would make for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Customer concentration risk

For the years ended June 30, 2025, 2024 and 2023, customers accounting for 10% or more of total revenues are as follows:

	2025		2024		2023
Customer		%		%		%
A	$5,163,870	20.4	-	-	-	-
B	-	-	$7,257,128	18.8	$6,334,447	13.9

As of June 30, 2025 and 2024, customers accounted for 10% or more of accounts receivable as follows:

	2025		2024
Customer		%		%
A	$1,751,895	30.8	1,155,901	15.6
B	-	-	813,403	10.9
C	684,830	12.0	818,835	11.0
D	587,190	10.3	-	-

Suppliers concentration risk

For the years ended June 30, 2025, 2024 and 2023, the suppliers which accounted for 10% or more of total purchases are as follows:

	2025		2024		2023
Supplier		%		%		%
A	-	-	$2,963,186	19.7	$4,390,127	21.5
B	-	-	2,009,756	13.3	2,070,918	10.1

As of June 30, 2025 and 2024, no single vendor accounted for more than 10% of the total balance of accounts payable.